Financial Instruments	12 Months Ended
Dec. 31, 2014
Financial Instruments [Abstract]
Financial Instruments

NOTE 22. FINANCIAL INSTRUMENTS

The following table provides information about assets and liabilities not carried at fair value. The table excludes finance leases and non-financial assets and liabilities. Substantially all of the assets discussed below are considered to be Level 3. The vast majority of our liabilities’ fair value can be determined based on significant observable inputs and thus considered Level 2. Few of the instruments are actively traded and their fair values must often be determined using financial models. Realization of the fair value of these instruments depends upon market forces beyond our control, including marketplace liquidity.

	2014			2013
		Assets (liabilities)			Assets (liabilities)
		Carrying			Carrying
	Notional	amount	Estimated	Notional	amount	Estimated
December 31 (In millions)	amount	(net)	fair value	amount	(net)	fair value

GE
Assets
Investments and notes
receivable	$ (a)	$502	$551	$ (a)	$488	$512
Liabilities
Borrowings(b)	(a)	(16,340)	(17,503)	(a)	(13,356)	(13,707)

GECC
Assets
Loans	(a)	193,214	197,833	(a)	206,839	211,137
Other commercial mortgages	(a)	1,427	1,508	(a)	1,609	1,619
Loans held for sale	(a)	1,830	1,855	(a)	512	512
Other financial instruments(c)	(a)	566	786	(a)	1,462	1,952
Liabilities
Borrowings and bank
deposits(b)(d)	(a)	(349,041)	(365,724)	(a)	(370,326)	(386,044)
Investment contract benefits	(a)	(2,970)	(3,565)	(a)	(3,144)	(3,644)
Guaranteed investment contracts	(a)	(1,000)	(1,031)	(a)	(1,471)	(1,459)
Insurance – credit life(e)	1,843	(90)	(77)	2,149	(108)	(94)

a) These financial instruments do not have notional amounts.

(b) See Note 10.

(c) Principally comprises cost method investments.

(d) Fair values exclude interest rate and currency derivatives designated as hedges of borrowings. Had they been included, the fair value of borrowings at December 31, 2014 and 2013 would have been reduced by $5,020 million and $2,284 million, respectively.

(e) Net of reinsurance of $964 million and $1,250 million at December 31, 2014 and 2013, respectively.

A description of how we estimate fair values follows:

Loans. Based on a discounted future cash flows methodology, using current market interest rate data adjusted for inherent credit risk or quoted market prices and recent transactions, if available.

Borrowings and bank deposits. Based on valuation methodologies using current market interest rate data that are comparable to market quotes adjusted for our non-performance risk.

Investment contract benefits. Based on expected future cash flows, discounted at currently offered rates for immediate annuity contracts or the income approach for single premium deferred annuities.

Guaranteed investment contracts. Based on valuation methodologies using current market interest rate data, adjusted for our non-performance risk.

Insurance – credit life. Certain insurance affiliates, primarily in Consumer, issue credit life insurance designed to pay the balance due on a loan if the borrower dies before the loan is repaid. As part of our overall risk management process, we cede to third parties a portion of this associated risk, but are not relieved of our primary obligation to the policy holders.

All other instruments. Based on observable market transaction and/or valuation methodologies using current market interest rate data adjusted for inherent credit risk.

Assets and liabilities that are reflected in the accompanying financial statements at fair value are not included in the above disclosures; such items include cash and equivalents, investment securities and derivative financial instruments.

Additional information about Notional Amounts of Loan Commitments follows.

NOTIONAL AMOUNTS OF LOAN COMMITMENTS

December 31 (In millions)	2014	2013

Ordinary course of business lending commitments(a)	$3,239	$4,253
Unused revolving credit lines(b)
Commercial(c)	14,681	16,570
Consumer – principally credit cards	306,188	290,662

  Excluded investment commitments of $835 million and $1,214 million at December 31, 2014 and 2013, respectively.
  Excluded amounts related to inventory financing arrangements, which may be withdrawn at our option, of $15,041 million and $13,502 million at December 31, 2014 and 2013, respectively.
  Included amounts related to commitments of $10,509 million and $11,629 million at December 31, 2014 and 2013, respectively, associated with secured financing arrangements that could have increased to a maximum of $12,353 million and $14,590 million at December 31, 2014 and 2013, respectively, based on asset volume under the arrangement.

Securities Repurchase and Reverse Repurchase Arrangements

Our issuances of securities repurchase agreements are insignificant and are limited to activities at certain of our foreign banks primarily for purposes of liquidity management. At December 31, 2014, we were party to repurchase agreements totaling $169 million, which were reported in short-term borrowings on the financial statements. No repurchase agreements were accounted for as off-book financing and we do not engage in securities lending transactions.

We also enter into reverse securities repurchase agreements, primarily for short-term investment with maturities of 90 days or less. At December 31, 2014, we were party to reverse repurchase agreements totaling $11.5 billion, which were reported in cash and equivalents on the financial statements. Under these reverse securities repurchase agreements, we typically lend available cash at a specified rate of interest and hold U.S. or highly-rated European government securities as collateral during the term of the agreement. Collateral value is in excess of amounts loaned under the agreements.

Derivatives and Hedging

As a matter of policy, we use derivatives for risk management purposes and we do not use derivatives for speculative purposes. A key risk management objective for our financial services businesses is to mitigate interest rate and currency risk by seeking to ensure that the characteristics of the debt match the assets they are funding. If the form (fixed versus floating) and currency denomination of the debt we issue do not match the related assets, we typically execute derivatives to adjust the nature and tenor of funding to meet this objective within pre-defined limits. The determination of whether we enter into a derivative transaction or issue debt directly to achieve this objective depends on a number of factors, including market related factors that affect the type of debt we can issue.

The notional amounts of derivative contracts represent the basis upon which interest and other payments are calculated and are reported gross, except for offsetting foreign currency forward contracts that are executed in order to manage our currency risk of net investment in foreign subsidiaries. Of the outstanding notional amount of $295,000 million, approximately 87% or $258,000 million, is associated with reducing or eliminating the interest rate, currency or market risk between financial assets and liabilities in our financial services businesses. The remaining derivative activities primarily relate to hedging against adverse changes in currency exchange rates and commodity prices related to anticipated sales and purchases and contracts containing certain clauses that meet the accounting definition of a derivative. The instruments used in these activities are designated as hedges when practicable. When we are not able to apply hedge accounting, or when the derivative and the hedged item are both recorded in earnings concurrently, the derivatives are deemed economic hedges and hedge accounting is not applied. This most frequently occurs when we hedge a recognized foreign currency transaction (e.g., a receivable or payable) with a derivative. Since the effects of changes in exchange rates are reflected concurrently in earnings for both the derivative and the transaction, the economic hedge does not require hedge accounting.

FAIR VALUE OF DERIVATIVES

	2014		2013
December 31 (In millions)	Assets	Liabilities	Assets	Liabilities

Derivatives accounted for as hedges
Interest rate contracts	$5,859	$461	$3,837	$1,989
Currency exchange contracts	2,579	884	1,830	984
Other contracts	-	2	1	-
	8,438	1,347	5,668	2,973

Derivatives not accounted for as hedges
Interest rate contracts	186	137	132	168
Currency exchange contracts	1,212	3,450	2,257	2,245
Other contracts	256	55	284	42
	1,654	3,642	2,673	2,455

Gross derivatives recognized in statement of
financial position
Gross derivatives	10,092	4,989	8,341	5,428
Gross accrued interest	1,398	(18)	1,223	241
	11,490	4,971	9,564	5,669

Amounts offset in statement of financial position
Netting adjustments(a)	(3,896)	(3,905)	(4,120)	(4,113)
Cash collateral(b)	(3,709)	(502)	(2,619)	(242)
	(7,605)	(4,407)	(6,739)	(4,355)

Net derivatives recognized in statement of
financial position
Net derivatives	3,885	564	2,825	1,314

Amounts not offset in statement of
financial position
Securities held as collateral(c)	(3,268)	-	(1,962)	-

Net amount	$617	$564	$863	$1,314

Derivatives are classified in the captions “All other assets” and “All other liabilities” and the related accrued interest is classified in “Other GECC receivables” and “All other liabilities” in our financial statements.

  The netting of derivative receivables and payables is permitted when a legally enforceable master netting agreement exists. Amounts include fair value adjustments related to our own and counterparty non-performance risk. At December 31, 2014 and 2013, the cumulative adjustment for non-performance risk was a gain (loss) of $9 million and $(7) million, respectively.
  Excluded excess cash collateral received and posted of $63 million and $211 million, and $160 million and $37 million at December 31, 2014 and 2013, respectively.
  Excluded excess securities collateral received of $317 million and $363 million at December 31, 2014 and 2013, respectively.

Fair value hedges

We use interest rate and currency exchange derivatives to hedge the fair value effects of interest rate and currency exchange rate changes on local and non-functional currency denominated fixed-rate debt. For relationships designated as fair value hedges, changes in fair value of the derivatives are recorded in earnings within interest and other financial charges, along with offsetting adjustments to the carrying amount of the hedged debt.

EARNINGS EFFECTS OF FAIR VALUE HEDGING RELATIONSHIPS

	2014		2013
	Gain (loss)	Gain (loss)	Gain (loss)	Gain (loss)
	on hedging	on hedged	on hedging	on hedged
(In millions)	derivatives	items	derivatives	items

Interest rate contracts	$3,898	$(3,973)	$(5,258)	$5,180
Currency exchange contracts	(19)	17	(7)	6

Fair value hedges resulted in $(77) million and $(79) million of ineffectiveness in 2014 and 2013, respectively. In both 2014 and 2013, there were insignificant amounts excluded from the assessment of effectiveness.

Cash flow hedges

We use interest rate, currency exchange and commodity derivatives to reduce the variability of expected future cash flows associated with variable rate borrowings and commercial purchase and sale transactions, including commodities. For derivatives that are designated in a cash flow hedging relationship, the effective portion of the change in fair value of the derivative is reported as a component of AOCI and reclassified into earnings contemporaneously and in the same caption with the earnings effects of the hedged transaction.

			Gain (loss) reclassified
	Gain (loss) recognized in AOCI		from AOCI into earnings
(In millions)	2014	2013	2014	2013

Interest rate contracts	$(1)	$(26)	$(234)	$(364)
Currency exchange contracts	(541)	941	(641)	817
Commodity contracts	(4)	(6)	(3)	(5)
Total(a)	$(546)	$909	$(878)	$448

(a) Gain (loss) is recorded in GECC revenues from services, interest and other financial charges, and other costs and expenses when reclassified to earnings.

The total pre-tax amount in AOCI related to cash flow hedges of forecasted transactions was a $213 million loss at December 31, 2014. We expect to transfer $212 million to earnings as an expense in the next 12 months contemporaneously with the earnings effects of the related forecasted transactions. In both 2014 and 2013, we recognized insignificant gains and losses related to hedged forecasted transactions and firm commitments that did not occur by the end of the originally specified period. At December 31, 2014 and 2013, the maximum term of derivative instruments that hedge forecasted transactions was 18 years and 19 years, respectively. See Note15 for additional information about reclassifications out of AOCI.

For cash flow hedges, the amount of ineffectiveness in the hedging relationship and amount of the changes in fair value of the derivatives that are not included in the measurement of ineffectiveness were insignificant for each reporting period.

Net investment hedges in foreign operations

We use currency exchange derivatives to protect our net investments in global operations conducted in non-U.S. dollar currencies. For derivatives that are designated as hedges of net investment in a foreign operation, we assess effectiveness based on changes in spot currency exchange rates. Changes in spot rates on the derivative are recorded as a component of AOCI until such time as the foreign entity is substantially liquidated or sold, or upon the loss of a controlling interest in a foreign entity. The change in fair value of the forward points, which reflects the interest rate differential between the two countries on the derivative, is excluded from the effectiveness assessment.

GAINS (LOSSES) RECOGNIZED THROUGH CTA

	Gain (loss) recognized in CTA		Gain (loss) reclassified from CTA
(In millions)	2014	2013	2014	2013

Currency exchange contracts(a)	$5,741	$2,322	$88	$(1,525)

(a) Gain (loss) is recorded in GECC revenues from services when reclassified out of AOCI.

The amounts related to the change in the fair value of the forward points that are excluded from the measure of effectiveness were $(549) million and $(678) million for the years ended December 31, 2014 and 2013, respectively, and were recorded in interest and other financial charges.

Free-standing derivatives

Changes in the fair value of derivatives that are not designated as hedges are recorded in earnings each period. As discussed above, these derivatives are typically entered into as economic hedges of changes in interest rates, currency exchange rates, commodity prices and other risks. Gains or losses related to the derivative are typically recorded in GECC revenues from services or other income, based on our accounting policy. In general, the earnings effects of the item that represent the economic risk exposure are recorded in the same caption as the derivative. Gains (losses) for the year ended December 31, 2014 on derivatives not designated as hedges were $(2,103) million composed of amounts related to interest rate contracts of $(98) million, currency exchange contracts of $(2,053) million, and other derivatives of $48 million. These losses were more than offset by the earnings effects from the underlying items that were economically hedged. Gains (losses) for the year ended December 31, 2013 on derivatives not designated as hedges were $(504) million composed of amounts related to interest rate contracts of $(166) million, currency exchange contracts of $(597) million, and other derivatives of $259 million. These losses were more than offset by the earnings effects from the underlying items that were economically hedged.

Counterparty credit risk

Fair values of our derivatives can change significantly from period to period based on, among other factors, market movements and changes in our positions. We manage counterparty credit risk (the risk that counterparties will default and not make payments to us according to the terms of our agreements) on an individual counterparty basis. Where we have agreed to netting of derivative exposures with a counterparty, we net our exposures with that counterparty and apply the value of collateral posted to us to determine the exposure. We actively monitor these net exposures against defined limits and take appropriate actions in response, including requiring additional collateral.

As discussed above, we have provisions in certain of our master agreements that require counterparties to post collateral (typically, cash or U.S. Treasury securities) when our receivable due from the counterparty, measured at current market value, exceeds a specified limit. The fair value of such collateral was $6,977 million at December 31, 2014, of which $3,709 million was cash and $3,268 million was in the form of securities held by a custodian for our benefit. Under certain of these same agreements, we post collateral to our counterparties for our derivative obligations, the fair value of which was $502 million at December 31, 2014. At December 31, 2014, our exposure to counterparties (including accrued interest), net of collateral we hold, was $487 million. This excludes exposure related to embedded derivatives.

Additionally, our master agreements typically contain mutual downgrade provisions that provide the ability of each party to require termination if the long-term credit rating of the counterparty were to fall below A-/A3. In certain of these master agreements, each party also has the ability to require termination if the short-term rating of the counterparty were to fall below A-1/P-1. Our master agreements also typically contain provisions that provide termination rights upon the occurrence of certain other events, such as a bankruptcy or events of default by one of the parties. If an agreement was terminated under any of these circumstances, the termination amount payable would be determined on a net basis and could also take into account any collateral posted. The net amount of our derivative liability, after consideration of collateral posted by us and outstanding interest payments was $514 million at December 31, 2014. This excludes embedded derivatives.